MERRILL LYNCH VARIABLE SERIES FUNDS, INC.
Merrill Lynch Core Bond V.I. Fund


Supplement dated November 26, 2003
to the Prospectus dated May 1, 2003
as Revised September 2, 2003


All references in the Prospectus of Merrill Lynch Core Bond V.I. Fund
(the "Fund") to the Fund's investing in foreign securities only if they are denominated in U.S. dollars are hereby deleted. The Fund may invest in foreign securities denominated in both U.S. dollars and non-U.S. currencies. See "Types of Investment Risk - Currency Risk" in the "Other Important Information" section of the Prospectus.